SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2000


                         Commission File Number 0-12788

                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)


            IOWA                                     42-0935283
      (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)            Identification Number)


                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)


                                      50021

                                   (Zip Code)

                                 (515) 965-6100
              (Registrant's telephone number, including area code)


                                      NONE

                          (Former name, former address
                          if changed since last report)



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ITEM 5.           OTHER EVENTS.

     On May 15, 2000, Casey's General Stores, Inc. (the "Company") issued $80,000,000 in aggregate principal amount of 7.89% Senior Notes, Series 2000-A, due May 15, 2010 (together, the "Senior Notes"), pursuant to the terms of a Note Purchase Agreement dated as of May 1, 2000 (the "Note Agreement") by and among the Company and New York Life Insurance Company, New York Life Insurance and Annuity Corporation, Allstate Life Insurance Company of New York, Columbia Universal Life Insurance Company, American Heritage Life Insurance Company, Allstate Life Insurance Company, Connecticut General Life Insurance Company, Life Insurance Company of North America, American Investors Life Insurance Company, Knights of Columbus, Modern Woodmen of America, Acacia Life Insurance Company and Berkshire Life Insurance Company (together, the "Purchasers"). The Company will apply the proceeds from the sale of the Senior Notes to fund the payment and retirement of outstanding short-term indebtedness and general working capital purposes.

     The Senior Notes bear interest at the rate of 7.89% per annum from the date thereof, payable semi-annually on May 15 and November 15 of each year, commencing November 15, 2000 until the principal thereof shall have become due and payable. To the extent permitted by law, any overdue payment of any overdue prepayment (due as described below), principal, interest or any Make-Whole Amount (as defined in the Note Agreement) shall bear interest, payable semi-annually as aforesaid, at a rate per annum from time to time equal to the greater of (i) 9.89% or (ii) 2.0% over the "base" or "prime" rate publicly announced by Bank of America in Chicago, Illinois. The Senior Notes mature on May 15, 2010.

     In addition to the payment of all outstanding principal of the Senior Notes at maturity, and regardless of the amount of Senior Notes which may be outstanding from time to time, on May 15, 2004 and on each May 15 thereafter to and including May 15, 2009, the Company shall prepay $11,428,572 principal amount of the Senior Notes, or such lesser amount as would constitute payment in full on the Senior Notes, with the remaining principal payable at maturity on May 15, 2010 (the "Required Prepayments"). Each such Required Prepayment shall be at a price of 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment.

     Upon notice as provided in the Note Agreement, the Company may prepay at any time all, or from time to time any part of, the Senior Notes, in an amount not less than $2,000,000 (the "Optional Prepayments"). Each Optional Prepayment shall be at a price of (i) 100% of the principal amount to be prepaid, plus interest accrued thereon to the date of prepayment, and the Make-Whole Amount (as defined in the Note Agreement) determined for the prepayment date with respect to such principal amount. Any Optional Prepayment of less than all of the Senior Notes outstanding shall be allocated among all


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of the  Senior  Notes  at the time  outstanding  in  proportion,  as  nearly  as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

     Prepayment of the Senior Notes also may be required in the event of a Change of Control or Management Buyout (each as defined in the Note Agreement), at a price of (i) 100% of the principal amount of the Senior Notes to be prepaid plus the Make-Whole Amount, together with accrued interest thereon (in the case of a Change of Control) or (ii) 100% of the principal amount of the Senior Notes to be prepaid, together with accrued interest thereon (in the case of a Management Buyout).

     In the Note Agreement, the Company makes certain representations and warranties to the Purchasers and, while any of the Senior Notes are outstanding, agrees to comply with certain affirmative covenants addressing, among other matters, the maintenance of corporate existence, insurance, properties and records and the provision of certain financial information and reports to the Purchasers. The Company also agrees to be bound by certain negative covenants while the Senior Notes are outstanding addressing, among other matters, the net worth, indebtedness and fixed charge ratio to be maintained while the Senior Notes are outstanding, additional Liens (as defined in the Note Agreement), mergers or consolidations, and sale of assets. Upon the occurrence of an Event of Default (which, as more fully defined in the Note Agreement, would include, among other matters, nonpayment of the principal of or interest on the Senior Notes when due or a breach of any of the foregoing covenants), the Purchasers may declare the entire principal amount of the Senior Notes, together with the Make-Whole Amount described in the Note Agreement and all accrued interest, to be immediately due and payable.

     Attached hereto as Exhibit 4.7 and incorporated herein by reference is a copy of the Note Agreement between the Company and the Purchasers, and the Schedules and Exhibits thereto. The foregoing description of the Senior Notes is qualified in its entirety by reference to the Note Agreement and the form of Senior Note described therein.

     Separately, acting at a special meeting on May 2, 2000, the Board of Directors of the Company approved several officer changes, and elected the following persons to the indicated offices:

          Robert  Myers -  Senior  Vice  President
          Terry  Handley  - Vice President, Store Operations
          Cleo Kuhns - Vice President, Store Development
          Jamie Shaffer - Vice President and Chief Financial Officer Brad Heyer - Vice President, Informations Systems
          Hal Brown - Vice President, Support Services

ITEM 7.           EXHIBITS.

4.7 Note Purchase Agreement, dated as of May 1, 2000, among Casey's General Stores, Inc. and New York Life Insurance Company, New York Life Insurance and Annuity Corporation,
                  Allstate Life Insurance Company of New York, Columbia Universal Life Insurance Company, American Heritage Life Insurance Company, Allstate Life Insurance Company, Connecticut General Life Insurance Company, Life Insurance Company of North America, American Investors Life Insurance Company, Knights of Columbus, Modern Woodmen of America, Acacia Life Insurance Company and Berkshire Life Insurance Company.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CASEY'S GENERAL STORES, INC.



Date: May 22, 2000              By:      /s/ John G. Harmon
                                         ------------------------
                                         John G. Harmon
                                         Secretary/Treasurer


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                                    EXHIBITS

Exhibit        Description                                             Page
---------      -----------                                             ----

4.7            Note Purchase Agreement dated as of
               May 1, 2000 between Casey's General
               Stores, Inc. and  New York Life Insurance
               Company, New York Life Insurance and Annuity
               Corporation, Allstate Life Insurance Company of New York, Columbia Universal Life Insurance Company, American Heritage Life Insurance Company, Allstate Life Insurance Company, Connecticut General Life Insurance Company, Life Insurance Company of North America, American Investors Life Insurance Company, Knights of Columbus, Modern Woodmen of
               America, Acacia Life Insurance Company and
               Berkshire Life Insurance Company